Accrued Interest Date:                             Collection Period Ending:
    26-May-04                                                         31-May-04

    Distribution Date:         BMW VEHICLE OWNER TRUST 2003-A          Period #
    25-Jun-04                  ------------------------------                14


    --------------------------------------------------------------------------------------------------------------------------------

    Balances
    --------------------------------------------------------------------------------------------------------------------------------

                                                                                          Initial                 Period End
         Receivables                                                               $1,643,640,298               $899,541,186
         Reserve Account                                                              $12,327,302                $15,741,971
         Yield Supplement Overcollateralization                                        $9,034,825                 $5,135,868
         Class A-1 Notes                                                             $380,000,000                         $0
         Class A-2 Notes                                                             $455,000,000                $94,799,846
         Class A-3 Notes                                                             $470,000,000               $470,000,000
         Class A-4 Notes                                                             $296,913,000               $296,913,000
         Class B Notes                                                                $32,692,000                $32,692,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Receivables Outstanding                                           $944,330,586
         Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                  Receipts of Scheduled Principal                                     $24,294,626
                  Receipts of Pre-Paid Principal                                      $19,664,960
                  Liquidation Proceeds                                                   $525,385
                  Principal Balance Allocable to Gross Charge-offs                       $304,430
             Total Receipts of Principal                                              $44,789,400

             Interest Distribution Amount
                  Receipts of Interest                                                 $3,695,964
                  Servicer Advances                                                      $115,303
                  Reimbursement of Previous Servicer Advances                                  $0
                  Accrued Interest on Purchased Receivables                                    $0
                  Recoveries                                                              $59,658
                  Net Investment Earnings                                                  $8,142
             Total Receipts of Interest                                                $3,879,068

             Release from Reserve Account                                                      $0

         Total Distribution Amount                                                    $48,364,038

         Ending Receivables Outstanding                                              $899,541,186

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Period Unreimbursed Previous Servicer Advance                         $522,436
         Current Period Servicer Advance                                                 $115,303
         Current Reimbursement of Previous Servicer Advance                                    $0
         Ending Period Unreimbursed Previous Servicer Advances                           $637,739

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

         Deposits to Collection Account                                               $48,364,038
         Withdrawals from Collection Account
             Servicing Fees                                                              $786,942
             Class A Noteholder Interest Distribution                                  $1,554,203
             First Priority Principal Distribution                                             $0
             Class B Noteholder Interest Distribution                                     $79,823
             Regular Principal Distribution                                           $44,547,321
             Reserve Account Deposit                                                           $0
             Unpaid Trustee Fees                                                               $0
             Excess Funds Released to Depositor                                        $1,395,749
         Total Distributions from Collection Account                                  $48,364,038



                                       1

    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
             Release from Reserve Account                                    $783,814
             Release from Collection Account                               $1,395,749
         Total Excess Funds Released to the Depositor                      $2,179,564

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

         Amount Deposited from the Collection Account                     $46,181,346
         Amount Deposited from the Reserve Account                                 $0
         Amount Paid to Noteholders                                       $46,181,346

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------


         Monthly Principal Distributable Amount                       Current Payment     Ending Balance    Per $1,000     Factor
         Class A-1 Notes                                                           $0                 $0         $0.00      0.00%
         Class A-2 Notes                                                  $44,547,321        $94,799,846        $97.91     20.84%
         Class A-3 Notes                                                           $0       $470,000,000         $0.00    100.00%
         Class A-4 Notes                                                           $0       $296,913,000         $0.00    100.00%
         Class B Notes                                                             $0        $32,692,000         $0.00    100.00%

         Interest Distributable Amount                                Current Payment         Per $1,000
         Class A-1 Notes                                                           $0              $0.00
         Class A-2 Notes                                                     $168,378              $0.37
         Class A-3 Notes                                                     $759,833              $1.62
         Class A-4 Notes                                                     $625,992              $2.11
         Class B Notes                                                        $79,823              $2.44



    Carryover Shortfalls
    --------------------------------------------------------------------------------------------------------------------------------

                                                                 Prior Period Carryover     Current Payment     Per $1,000
         Class A-1 Interest Carryover Shortfall                                    $0                 $0            $0
         Class A-2 Interest Carryover Shortfall                                    $0                 $0            $0
         Class A-3 Interest Carryover Shortfall                                    $0                 $0            $0
         Class A-4 Interest Carryover Shortfall                                    $0                 $0            $0
         Class B Interest Carryover Shortfall                                      $0                 $0            $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                     Beginning Period        Ending Period
         Number of Contracts                                                   51,813             50,152
         Weighted Average Remaining Term                                        40.17              39.26
         Weighted Average Annual Percentage Rate                                5.26%              5.25%

         Delinquencies Aging Profile End of Period                      Dollar Amount         Percentage
             Current                                                     $823,299,033             91.52%
             1-29 days                                                    $63,238,025              7.03%
             30-59 days                                                   $10,426,106              1.16%
             60-89 days                                                    $1,336,803              0.15%
             90-119 days                                                     $424,674              0.05%
             120-149 days                                                    $816,545              0.09%
             Total                                                       $899,541,186            100.00%
             Delinquent Receivables +30 days past due                     $13,004,128              1.45%


         Write-offs
             Gross Principal Write-Offs for Current Period                   $304,430
             Recoveries for Current Period                                    $59,658
             Net Write-Offs for Current Period                               $244,772

             Cumulative Realized Losses                                    $3,823,499


         Repossessions                                                  Dollar Amount              Units
             Beginning Period Repossessed Receivables Balance              $2,073,036                 85
             Ending Period Repossessed Receivables Balance                 $2,081,922                 85
             Principal Balance of 90+ Day Repossessed Vehicles               $283,971                 11



                                       2

    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Period Required Amount                                  $5,377,947
         Beginning Period Amount                                           $5,377,947
         Ending Period Required Amount                                     $5,135,868
         Current Period Release                                              $242,079
         Ending Period Amount                                              $5,135,868
         Next Distribution Date Required Amount                            $4,899,511

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Period Required Amount                                 $16,525,785
         Beginning Period Amount                                          $16,525,785
         Net Investment Earnings                                               $8,142
         Current Period Deposit                                                    $0
         Current Period Release to Collection Account                              $0
         Current Period Release to Depositor                                 $783,814
         Ending Period Required Amount                                    $15,741,971
         Ending Period Amount                                             $15,741,971


                                       3